RELATED PARTY TRANSACTIONS (Tables)	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
Transactions with related parties:

The following table sets forth transactions with related parties:

	Six Months Ended June 30,
(in thousands of $)	2024	2023
Ship management fee revenues (a)	—	455
Ship management and administrative service expenses (a)	—	(687)
Insurance commission (b)	(208)	—
Debt guarantee compensation (c)	—	(169)
Commitment fee (d)	—	(20)
Office rental (e)	(36)	(357)
	(244)	(778)
Balances with related parties consisted of the following:

(in thousands of $)	June 30, 2024	December 31, 2023
Balances due to QPSL and its affiliates (e)	215	757

(a) Ship management fees revenue / Ship management and administrative services expense - Golar through its subsidiary, Golar Management Ltd. ("Golar Management"), charged ship management fees for the provision of technical and commercial management of the vessels. Each of our vessels was subject to management agreements pursuant to which certain commercial and technical management services were provided by Golar. This provision of technical and commercial management services included management of four vessels owned by QPSL, subsequently acquired by the Company in November 2022.

In addition, Golar Management and Golar Management (Bermuda) Ltd., entered into the TSA pursuant to which Golar provided corporate administrative services to CoolCo. On June 30, 2022, upon completion of the CoolCo Disposal, the CoolCo TSA was replaced by the ASA, for the provision of IT, accounting, treasury, finance operations and other corporate overhead functions. The ASA expired on June 30, 2023.

Following the announcement on February 28, 2023 that Golar sold all but one of its remaining shareholding interest in the common shares of the Company to EPS, Golar ceased to be a related party and subsequent transactions with Golar and its subsidiaries are treated as transaction with a third party.

b) Insurance Services – Eastern Pacific Shipping Pte. Ltd., an affiliate of QPSL, provides CoolCo with insurance and claim handling services. The charges during the period ended June 30, 2024 represent the commission paid as a percentage of the gross premium for such insurances placed.

(c) Debt guarantee compensation – Golar agreed to remain as the guarantor of the payment obligations of two of the acquired subsidiaries' debt related to two LNG carriers, Kool Ice and Kool Kelvin, in exchange for a guarantee fee of 0.5% on the outstanding principal balances, which as of June 30, 2023: $193.8 million. The compensation amounted to $0.2 million for the six months ended June 30, 2023.
(d) Commitment fee – We entered into a revolving credit facility of $25.0 million from Golar, which was terminated on May 28, 2023. The facility included a fixed interest rate and commitment fees on the undrawn loan of 5% and 0.5% per annum, respectively.
(e) Balances due to QPSL and its affiliates - Payables to QPSL and its affiliates as of June 30, 2024 comprised of office rental. The balance as of December 31, 2023 is comprised primarily of the supervision cost capitalized in the Newbuild Vessels (See Note 12), and office rental.